Northwestern Mutual Series Fund, Inc.
Large Cap Blend Portfolio
Supplement Dated September 9, 2026, to the
Summary Prospectus for the Large Cap Blend Portfolio Dated May 1, 2026
The following information supplements the Summary Prospectus for the Large Cap Blend Portfolio (the “Portfolio”) of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2026, as may be supplemented. You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Large Cap Blend Portfolio
Shilpee Raina no longer serves as a portfolio manager for the Large Cap Blend Portfolio (the “Portfolio”), and David Maccarrone has joined Scott B. Davis as a portfolio manager, effective September 1, 2026.
Accordingly, as of the Effective Date, the “Portfolio Manager” information set forth in the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Scott B. Davis, Managing Director, joined JP Morgan in 2006 and has managed the Portfolio since 2023.
David Maccarrone, Managing Director, joined JP Morgan in 2010 and has managed the Portfolio since 2026.”
Please retain this Supplement for future reference.